SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2003

ITXC Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26739	22-35-31960
(Commission File Number)	(IRS Employer Identification No.)

750 College Road, Princeton, New Jersey 08540

(Address of principal executive offices) (Zip Code)

(609) 750-3333

(Registrant’s Telephone Number)

Item 9.     Regulation FD Disclosure.

On December 16, 2003, ITXC Corp. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ITXC CORP.

Date: December 16, 2003	By:	/S/ THEODORE M. WEITZ

	Name:	Theodore M. Weitz
	Title:	Vice President, General
Counsel and Secretary